                                                                   EXHIBIT 10.12

HAMPTON UNIT
                                                    Number of Units Represented
                                                   By This Certificate: 175,000
                                                      Dated: As of July 8, 1997
                                                     Amended September 17, 1998


                         UNITS TO PURCHASE COMMON SHARES
                                 AND WARRANTS OF
                      ADVANCED SYSTEMS INTERNATIONAL, INC.

THIS IS TO CERTIFY THAT, HAMPTON LTD. (the "Unit Holder") has the right to purchase from Advanced Systems International, Inc. (the "Corporation"), upon and subject to the terms and conditions set forth below one (1) fully paid and non-assessable share of the Corporation's Common Shares ("Shares") and one (1) warrant to acquire one Share (in the form and containing the terms set forth in the attached form of Warrant Certificate), for each one (1) Unit represented hereby at the exercise price of U.S.$0.50 per Unit (the "Exercise Price") for a period ended July 8, 2017 (the "Expiry Date").

The Units may only be exercised by the Unit Holder. Further, this Unit may be exercised only prior to the Expiry Date, and only by the Unit Holder: (a) duly completing and executing the subscription form as attached hereto as Schedule "A", in the manner therein indicated; (b) surrendering this Unit Certificate to the Corporation at its designated office (Advanced Systems International, Inc., 25300 Telegraph Rd Ste 455, Southfield, Michigan 48034); and (c) paying the appropriate purchase price for the Shares and Warrants being purchased, by certified check payable to or to the order of the Corporation.

Upon surrender and payment, the Corporation will issue to the Unit Holder the number of Shares and Warrants subscribed for, and will issue a new Unit Certificate for any remaining Unit rights. However, the Corporation shall not be required to issue or deliver any Shares or Warrants upon exercise of this Unit unless such issuance, in the opinion of the Corporation's counsel, is permitted under all applicable federal and state securities registration requirements. The Corporation may require the holder to represent and agree in writing that if such Shares and Warrants are issuable under an exemption from registration requirements, the Shares and Warrants will be "restricted". The Unit Holder shall not have the rights of a shareholder with respect to the Shares until certificates evidencing the Shares have been issued and delivered to the Unit Holder.

If prior to the Expiry Date the Shares then subject to this Unit are affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the common stock of the Corporation, the Corporation will appropriately adjust the number and kind of Shares covered by this Unit and the Exercise Price per share as is necessary to prevent dilution or the enlargement of rights which might otherwise result.

THE UNIT HOLDER, BY ACCEPTANCE OF THIS UNIT CERTIFICATE, AGREES THAT THE UNITS REPRESENTED HEREBY AMD ALL RIGHTS HEREUNDER ARE NON-TRANSFERABLE AND ANY SHARES ACQUIRED BY THE UNIT HOLDER PURSUANT TO THIS UNIT CERTIFICATE ARE NOT TO BE SOLD BY THE UNIT HOLDER, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SECURITIES LEGISLATION OF THE JURISDICTION IN WHICH SUCH TRANSFER OR SALE TAKES PLACE.

IN WITNESS WHEREOF, THE CORPORATION has caused this Unit Certificate to be issued by its duly authorized agent as of July 8, 1997, amended as of September 17, 1998.

                                            Advanced Systems International, Inc.


                                            By:
                                               ---------------------------------
                                                   Gerald A. Pesut, Chairman



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                                  SCHEDULE "A"

                         UNITS TO PURCHASE COMMON SHARES
                                 AND WARRANTS OF
                      ADVANCED SYSTEMS INTERNATIONAL, INC.

                                SUBSCRIPTION FORM

To:      Advanced Systems International, Inc.
         25300 Telegraph Rd Ste 455
         Southfield, Michigan 48034

The undersigned holder of the within Unit Certificate hereby irrevocably subscribes for _________ Series A Common Shares and Warrants of ADVANCED SYSTEMS INTERNATIONAL, INC. (the "Corporation") pursuant to the within Unit Certificate at the Exercise Price per share specified in the said Unit Certificate and encloses herewith a certified check payable to the order of the Corporation in payment of the subscription price therefor.


DATED this                   day of                  ,        .



                                    NAME:
                                                --------------------------------
                                    Signature:
                                                --------------------------------
                                    Address:
                                                --------------------------------

                                                --------------------------------

[ ]      Please check box if these share and warrant certificates are to be delivered at the office where this Unit Certificate is surrendered, failing which the share and warrant certificates will be mailed to the subscriber at the address set out above.

If any Units represented by this Unit Certificate are not being exercised, a new Unit Certificate will be issued and delivered with the share and warrant certificates.



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                                 Form of Warrant


                                                  Number of Warrants Represented
                                                    By This Certificate: 175,000
                                                                   Dated: [DATE]


                       WARRANTS TO PURCHASE COMMON SHARES
                                       OF
                      ADVANCED SYSTEMS INTERNATIONAL, INC.

THIS IS TO CERTIFY THAT, HAMPTON LTD. (the "Warrant Holder") has the right to purchase from Advanced Systems International, Inc. (the "Corporation"), upon and subject to the terms and conditions set forth below one (1) fully paid and non-assessable share of the Corporation's Common Shares ("Shares") for each one
(1) warrant represented hereby at the price of U.S.$0.50 per Share (the "Exercise Price") for a period ended three (3) years (the "Expiry Date") from the date hereof.

The right to purchase Shares may only be exercised by the Warrant Holder. Further, this Warrant may be exercised only prior to the Expiry Date, and only by the Warrant Holder: (a) duly completing and executing the subscription form as attached hereto as Schedule "A", in the manner therein indicated; (b) surrendering this warrant certificate to the Corporation at its designated office (Advanced Systems International, Inc., 25300 Telegraph Rd Ste 455, Southfield, Michigan 48034); and (c) paying the appropriate purchase price for the Shares being purchased, by certified check payable to or to the order of the Corporation.

Upon surrender and payment, the Corporation will issue to the Warrant Holder the number of Shares subscribed for, and will issue a new Warrant Certificate for any remaining Warrant rights. However, the Corporation shall not be required to issue or deliver any Shares upon exercise of this Warrant unless such issuance, in the opinion of the Corporation's counsel, is permitted under all applicable federal and state securities registration requirements. The Corporation may require the holder to represent and agree in writing that if such Shares are issuable under an exemption from registration requirements, the Shares will be "restricted". The Warrant Holder shall not have the rights of a shareholder with respect to the Shares until certificates evidencing the Shares have been issued and delivered to the Warrant Holder.

If prior to the Expiry Date the Shares then subject to this Warrant are affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the common stock of the Corporation, the Corporation will appropriately adjust the number and kind of Shares covered by this Warrant and the Exercise Price per share as is necessary to prevent dilution or the enlargement of rights which might otherwise result.

THE WARRANT HOLDER, BY ACCEPTANCE OF THIS WARRANT CERTIFICATE, AGREES THAT THE WARRANTS REPRESENTED HEREBY AMD ALL RIGHTS HEREUNDER ARE NON-TRANSFERABLE AND ANY SHARES ACQUIRED BY THE WARRANT HOLDER PURSUANT TO THIS WARRANT CERTIFICATE ARE NOT TO BE SOLD BY THE WARRANT HOLDER, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SECURITIES LEGISLATION OF THE JURISDICTION IN WHICH SUCH TRANSFER OR SALE TAKES PLACE.

IN WITNESS WHEREOF, THE CORPORATION has caused this Warrant Certificate to be issued by its duly authorized agent as of [DATE].


                                            Advanced Systems International, Inc.


                                             By:
                                                --------------------------------


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                                  SCHEDULE "A"

                       WARRANTS TO PURCHASE COMMON SHARES
                     OF ADVANCED SYSTEMS INTERNATIONAL, INC.

                                SUBSCRIPTION FORM

To:      Advanced Systems International, Inc.
         25300 Telegraph Rd Ste 455
         Southfield, Michigan 48034

The undersigned holder of the within Warrant Certificate hereby irrevocably subscribes for _________ Common Shares of ADVANCED SYSTEMS INTERNATIONAL, INC. (the "Corporation") pursuant to the within Warrant Certificate at the Exercise Price per share specified in the said Warrant Certificate and encloses herewith a certified check payable to the order of the Corporation in payment of the subscription price therefor.


DATED this                   day of                  , 19     .




                                    NAME:
                                                --------------------------------
                                    Signature:
                                                --------------------------------
                                    Address:
                                                --------------------------------

                                                --------------------------------

[ ]      Please check box if these share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which the share certificates will be mailed to the subscriber at the address set out above.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate will be issued and delivered with the share certificates.